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ITT HARTFORD MUTUAL FUNDS, INC.
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                        ITT HARTFORD MUTUAL FUNDS, INC.
                         SUPPLEMENT DATED MARCH 3, 1997
                    TO THE PROSPECTUS DATED JANUARY 22, 1997

    Effective March 3, 1997, The Hartford Investment Management Company, a subsidiary of ITT Hartford Group, Inc. ("The Hartford"), has changed its name to HL Investment Advisors, Inc. and assigned its investment management agreement with the ITT Hartford Mutual Funds, Inc. (the "Company") to Hartford Investment Financial Services Company ("HIFSCO"), a wholly owned subsidiary of HL Investment Advisors, Inc. A newly formed subsidiary of The Hartford has begun using the name of The Hartford Investment Management Company ("HIMCO"). HIFSCO has hired HIMCO to provide investment services to HIFSCO in connection with the ITT Hartford Bond Income Strategy Fund and ITT Hartford Money Market Fund. As a corporate affiliate of HIFSCO, HIMCO will be reimbursed by HIFSCO for the costs it incurs in providing these services and will receive no other compensation. Additionally, HIFSCO will enter into a contract with Wellington Management Company ("Wellington Management") pursuant to which Wellington Management will serve as investment sub-adviser to the ITT Hartford Stock Fund, ITT Hartford Dividend and Growth Fund, ITT Hartford Advisers Fund, ITT Hartford International Opportunities Fund, ITT Hartford Capital Appreciation Fund and ITT Hartford Small Company Fund; this contract will be identical to the existing sub-advisory contract pertaining to these funds except that it will reflect that HIFSCO is the Company's investment adviser. In all cases, the investment management fees charged to the Company will remain the same. In addition, the personnel responsible for managing all funds will not change. For additional information on the investment management of the Company please see "Management of the Funds" in the prospectus.